UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2023

Better World Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39698	85-2448447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

775 Park Avenue

New York, New York 10021

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 450-9700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Common Stock and one Redeemable Warrant	BWACU	The Nasdaq Stock Market LLC

Common Stock, par value $0.0001 per share	BWAC	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock for $11.50 per share	BWACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously announced, Better World Acquisition Corp. (the “Company”) has called and provided a notice of a special meeting of stockholders (the “Special Meeting”) to be held on February 8, 2023, at 10:00 a.m. Eastern time, as a virtual meeting, to consider and vote upon the matters described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 17, 2023 (as may be amended, the “Proxy Statement”). At the Meeting, stockholders will be asked to vote on a proposal to approve an extension of the date by which the Company much consummate an initial business combination from February 17, 2023 to August 17, 2023, or such earlier date as determined by the Company’s board of directors (the “Extension”). Defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

The Company is providing its stockholders and other interested parties with the following updates to the terms of the Extension, including that:

•	the monthly loan amount that BWA Holdings LLC (the “Sponsor”) will contribute to the Trust Account will increase from $0.04 to $0.045 for each Public Share that is not redeemed while retaining the $120,000 maximum monthly amount to be contributed by the Sponsor;
•	the Company currently anticipates that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.58, after taking into account the removal of a portion of the accrued interest in the Trust Account to pay taxes; and
•	the proceeds deposited in the Trust Account and the interest earned thereon shall not be used to pay for any Excise Tax due under the IR Act in connection with any redemptions of the Public Shares.

 The Company plans to continue to solicit proxies from stockholders during the period prior to the Special Meeting. Only the holders of the Company’s common stock as of the close of business on January 11, 2023, the record date for the Special Meeting, are entitled to vote at the Special Meeting.

Additional information regarding the foregoing updates to the terms of the Extension is set forth below.

Change in Monthly Loan Amount

The Proxy Statement provides that the monthly loan amount that the Sponsor or its designees will contribute to the Trust Account in connection with the Extension will be equal to (i) the lesser of (x) an aggregate of $120,000 or (y) $0.04 for each Public Share that is not redeemed (such amount, the “Monthly Amount”) plus (ii) if the Business Combination is not consummated by March 17, 2023, the Monthly Amount for each calendar month (commencing on March 17, 2023 and ending on the 16th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until August 17, 2023.

The Sponsor has agreed to increase the Monthly Amount from $0.04 to $0.045 for each Public Share that is not redeemed while retaining the $120,000 maximum Monthly Amount. Accordingly, the amount contributed per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the Extension period that will be needed to complete an initial business combination. If more than 2,666,667 Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if the Company completes an initial business combination on August 17, 2023, which would represent six calendar months, no Public Shares are redeemed and all of the Public Shares remain outstanding in connection with the Extension, then the aggregate amount contributed per share will be approximately $0.17 per share, with the aggregate maximum contribution to the Trust Account being $720,000. However, if 1,546,786 Public Shares are redeemed and 2,666,667 Public Shares remain outstanding after redemptions in connection with the Extension, then the amount contributed per share for such six-month period will be approximately $0.27 per share.

Anticipated Redemption Price

The Proxy Statement provides that as of the record date for the Special Meeting, based on funds in the Trust Account of approximately $44.7 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was anticipated to be approximately $10.61 per share before taking into account the removal of the accrued interest in the Trust Account to pay our taxes. After receipt of additional interest and further calculations, the Company currently anticipates that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.58, after taking into account the removal of a portion of the accrued interest in the Trust Account to pay taxes.

Indemnification of Excise Tax Liabilities

Additionally, as previously disclosed in the Proxy Statement, on August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase.

Any redemption or other repurchase that occurs in connection with an initial business combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption such as the Extension (a “Redemption Event”) may be subject to the Excise Tax. The extent to which the Company would be subject to the Excise Tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with an initial business combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of an initial business combination), (iii) if the Company fails to timely consummate an initial business combination and liquidates in a taxable year following a Redemption Event and (iv) the content of any proposed or final regulations and other guidance from the Treasury Department. In addition, because the Excise Tax would be payable by the Company and not by the redeeming holders, the mechanics of any required payment of the Excise Tax remains to be determined.

In the event that the Extension is implemented, the proceeds deposited in the Trust Account and the interest earned thereon shall not be used to pay for any Excise Tax due under the IR Act in connection with any redemptions of the Public Shares in connection with a Redemption Event.

The Company also notes that it will pay the costs of any subsequent liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, the Sponsor has contractually agreed to advance the Company the funds necessary to complete such liquidation and has contractually agreed not to seek repayment for such expenses.

Forward-Looking Statements

This Current Report on Form 8-K (“Report”) includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s stockholder approval of the Extension Amendment Proposal and the other proposals described in the Proxy Statement, its inability to complete an initial business combination within the required time period or, and other risks and uncertainties indicated from time to time in filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and subsequent Quarterly Reports for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022 and other documents the Company has filed, or will file, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in favor of the approval of the Extension Amendment Proposal and the other proposals described in the Proxy Statement. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Proxy Statement, which may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension Amendment Proposal. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, stockholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension Amendment Proposal. Stockholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to Advantage Proxy, Inc. at (877) 870-8565 or ksmith@advantageproxy.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better World Acquisition Corp.

Dated: February 1, 2023	By:	/s/ Peter S.H. Grubstein
		Name:	Peter S.H. Grubstein
		Title:	Chief Financial Officer